UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2007


                             FIRST BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


       Missouri                    000-22842                   43-1654695
----------------------------      ----------                ---------------
(State or other jurisdiction     (Commission               (I.R.S. Employer
of incorporation)                File number)             Identification No.)


142 East First Street, Mountain Grove, Missouri                   65711
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(Address of principal executive office)                         (Zip code)


Registrant's telephone number, including are code:          (417) 926-5151
                                                           ----------------

                                      NA
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b) On April 4, 2007, First Bancshares, Inc. ("Company") issued a press release regarding the resignation of James W. Duncan on February 26, 2007, as a director of the Company and its financial institution subsidiary, First Home Savings Bank ("Bank"). Mr. Duncan's letter of resignation did not indicate that his resignation was in connection with any disagreement with the Company and the Company is not aware that Mr. Duncan's resignation was in connection with any disagreement with Mr. Duncan on any matter pertaining to the Company's operations, policies or practices.

(c) (1) The Company also announced that on March 22, 2007, the Bank hired Dale W. Keenan as Executive Vice President-Senior Loan Officer. Mr. Keenan has more than 23 years of experience with financial institutions including the last 5 years in senior management.

     In connection with his employment on March 30, 2007, Mr. Keenan was granted 5,000 incentive stock options under the Company's 2004 Stock Option Plan. The options vest at 20% per year beginning March 30, 2008.

     There are no family relationships between Mr. Keenan and any director or other executive officer of the Company and the Bank and he was not appointed as an officer pursuant to any arrangement or understanding with any person. Mr. Keenan has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission ("SEC").

     (2) On March 12, 2007, the Bank hired John K. Francka as Senior Vice President-Chief Credit Officer. Mr. Francka has more than 19 years of experience with financial institutions including the last 3 years in senior management.

     In connection with his employment on March 30, 2007, Mr. Francka was granted 2,500 incentive stock options under the Company's 2004 Stock Option Plan. The options vest at 20% per year beginning March 30, 2008.

     There are no family relationships between Mr. Francka and any director or other executive officer of the Company and the Bank and he was not appointed as a director pursuant to any arrangement or understanding with any person. Mr. Francka has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the SEC.

(d) The Company also announced on April 4, 2007 that Daniel P. Katzfey, the Company's and the Bank's President and Chief Executive Officer had been elected to fill the vacancy on the Boards of Directors of the Company and the Bank created by Mr. Duncan's resignation. Mr. Katzfey was not appointed to serve on any of the Company's Committees of the Board of Directors at this time.

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     There are no family relationships between Mr. Katzfey and any director or other executive officer of the Company and the Bank and he was not appointed as a director pursuant to any arrangement or understanding with any person.
Mr. Katzfey has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the SEC.

     For further information, see the Company's press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 8.01. Other Events

     On March 30, 2007, the Company granted 20,000 incentive stock options to Mr. Daniel P. Katzfey, President and Chief Executive Officer of the Company and the Bank, and 5,000 incentive stock options to Mr. Ronald J. Walters, Senior Vice President and Chief Financial Officer of the Company and the Bank. The options were granted pursuant to the Company's 2004 Stock Option Plan and vest at 20% per year beginning March 30, 2008.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

     10.1 Form of Incentive Stock Option Agreement for options granted under the 2004 Stock Option Plan (incorporated by reference to Exhibit
            10.1 to the Company's Current Report on Form 8-K dated February 22, 2006)

     99.1   News Release of First Bancshares, Inc. dated April 4, 2007.

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                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST BANCSHARES, INC.


Date: April 4, 2007                     /s/Daniel P. Katzfey
                                        --------------------------------------
                                        Daniel P. Katzfey
                                        President and Chief Executive Officer

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                                     Exhibit 99.1

                          Press Release Dated April 4, 2007

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                              **FOR IMMEDIATE RELEASE**
                                 FIRST BANCSHARES, INC.
                ANNOUNCES RESIGNATION AND APPOINTMENT OF DIRECTOR;
                           HIRING OF NEW EXECUTIVE OFFICERS

Mountain Grove, Missouri (April 4, 2007) - First Bancshares, Inc. (The Nasdaq Stock Market LLC - FstBksh: "FBSI") (the "Company"), the parent company of First Home Savings Bank, Mountain Grove, Missouri ("Bank"), today announced that James W. Duncan has submitted his resignation as a director of the Company and the Bank.

The Company also announced the appointment of Daniel P. Katzfey, the current President and Chief Executive Officer of the Company and the Bank, to fill the vacancies created by Mr. Duncan's resignation.

The Company also announced that the Bank had recently hired two new executive officers. Mr. Dale W. Keenan was hired as Executive Vice President-Senior Loan Officer and Mr. John K. Francka was hired as Senior Vice President-Chief Credit Officer.

Mr. Keenan joins the Bank most recently from Heritage Bank of the Ozarks where he served as Senior Vice President, Senior Lender/Chief Lending Officer from 2003 until March, 2007 and was responsible for the lending department. Prior to that he was with Peoples Bank of the Ozarks where he was responsible for commercial loans. His experience includes supervision of the entire loan function including commercial, agricultural and real estate lending.

Mr. Francka joins the Bank most recently from Empire Bank where he served as Assistant Vice President/Commercial Lender, from 2002 until March 2007 and was responsible for commercial lending, business development and community involvement. Prior to that he was with Citizens Home Bank where he was responsible for lending and branch management. His experience includes all aspects of the lending function, including compliance, review, servicing and underwriting.

First Home Savings Bank is an FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri and ten full service branch facilities in Springfield, Marshfield, Ava, Gainesville, Sparta, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri.

At December 31, 2006, First Bancshares, Inc. had consolidated total assets of $237.0 million and stockholders' equity of $26.5 million.

Forward-looking statements:

Certain matters discussed in this press release may contain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the safe harbors of the PSLRA. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by First Bancshares, Inc.'s cautionary statements contained in its filings with the Securities and Exchange Commission, including, but not limited to Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

For additional information contact Daniel P. Katzfey at (417) 926-5151.

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